Fees Summary	Jan. 22, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 8,137.39
Total Fee Amount	8,137.39
Total Transaction Valuation	58,923,898.00
Total Offset Amount	0.00
Net Fee	$ 0.00